UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 26, 2026
CRANE COMPANY
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

Delaware	1-41570		88-2846451
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

100 First Stamford Place	Stamford	CT	06902
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 203-363-7300
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced and disclosed on January 26, 2026, the Board of Directors of Crane Company (the “Company”) elected Alejandro (Alex) Alcala, who is currently serving as Executive Vice President and Chief Operating Officer, to the position of President and Chief Executive Officer of the Company, and Max Mitchell, who is currently serving as Chairman, President and Chief Executive Officer of the Company, will continue his service on the Board as Executive Chairman, both effective as of April 27, 2026 (the “Effective Date”).

In connection with his transition to President and Chief Executive Officer of the Company, Mr. Alcala’s annual 2026 base salary will increase to $950,000 and his target annual cash incentive opportunity for 2026 will increase to 110% of his annual base salary, both as of the Effective Date. In addition, on January 26, 2026, Mr. Alcala received long-term incentive awards for 2026 of $4.15 million, with 55% of the long-term incentive awards in the form of performance-based restricted share units (“PRSUs”), 25% in the form of stock options and 20% in the form of time-based restricted share units ("RSUs"). Consistent with the Company’s existing long-term incentive award program, the PRSUs will vest based on the Company’s relative total shareholder return over a three-year performance period, and the stock options and RSUs will vest ratably over four years.

In connection with his transition to Executive Chairman, Mr. Mitchell’s annual 2026 base salary will decrease to $900,000 and his target annual cash incentive opportunity for 2026 will decrease to 110% of his annual base salary, both as of the Effective Date. In addition, on January 26, 2026, Mr. Mitchell received long-term incentive awards for 2026 of $3.25 million, with 55% of the long-term incentive awards in the form of PRSUs, 25% in the form of stock options and 20% in the form of RSUs. Consistent with the Company’s existing long-term incentive award program, the PRSUs will vest based on the Company’s relative total shareholder return over a three-year performance period, and the stock options and RSUs will vest ratably over four years.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE COMPANY

January 29, 2026

	By:	/s/ Anthony M. D’Iorio
Anthony M. D’Iorio
Executive Vice President, General Counsel and
Secretary

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